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EXHIBIT 99(a)

ASSISTED HOUSING FUND L.P. I
CERTIFICATION OF THE PRESIDENT
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Quarterly report of Assisted Housing Fund L.P. I (the "Partnership") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dottie Jensen, President of Assisted Housing Fund L.P. I, do hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DOTTIE J. JENSEN Dottie J. Jensen President, Assisted Housing Fund, L.P. I

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  EXHIBIT 99(a)
ASSISTED HOUSING FUND L.P. I CERTIFICATION OF THE PRESIDENT PURSUANT TO 18 U.S.C. SECTION 1350